Subsequent Events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
Subsequent Events

19. SUBSEQUENT EVENTS

On April 29, 2024, the Company entered into a lease agreement for one A321F passenger aircraft. The lease commenced on January 31, 2025, and will run through November 15, 2026. Following the expiration date, the aircraft is expected to undergo a passenger-to-freighter conversion and a second lease after completion which will run through an additional 102 months from redelivery date. In addition to basic rent due, the Company will pay the lessor supplemental rent for maintenance of the aircraft.